UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): October 30, 2003
                           --------------------------


                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                33-12430                     xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


              New Century Park, PO Box 53,
                  Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code:


       ------------------------------------------------------------
       (Former name or former address, if changed since last report)


==============================================================================

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Item No. 5     Press release dated 30 October 2003 - Holding(s) in Company

JP Morgan Securities Ltd.
125 London Wall
London
EC2Y 5AJ

Direct Line 020 7325 4578
Fax: 020 7325 4179
Switchboard: 020 7325 1000


30 October 2003


Marconi Corporation Plc
4th Floor, Regents Place
338 Euston Road
London
NW1 3BT


Dear Sir,

Marconi Corporation Plc
S198 Companies Act 1985 Interest in Shares


J.P. Morgan Securities Ltd. hereby notifies you that it no longer has a beneficial interest in the share capital of your company.


Yours faithfully,



Vanessa Hilborn
EMEA Compliance Department


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: October 30, 2003